Exhibit 10.3

                                SECOND AMENDMENT
                                       TO
                 LEASEHOLD AND ASSET PURCHASE AND SALE AGREEMENT

         THIS SECOND AMENDMENT TO LEASEHOLD AND ASSET PURCHASE AND SALE AGREEMENT (this "Second Amendment") is made and effective as of March 29, 1996, and is by and among The Italian Oven, Inc., a Pennsylvania corporation ("Purchaser"), Mid America Restaurant Group, Inc., a Missouri corporation
("Seller"), and Mid America Restaurant Group of Kansas, a Kansas corporation ("Mid America of Kansas").

                                    RECITALS

         This Second Amendment is made on the basis of the following facts:

         A. Purchaser and Seller entered into that certain Leasehold and Asset Purchase and Sale Agreement, dated March 4, 1996, as amended by that certain First Amendment to Leasehold and Asset Purchase and Sale Agreement, dated March 22, 1996 (collectively, the "Agreement").

         B. Due to certain changed circumstances, Purchaser and Seller have agreed to amend the Agreement all as more particularly set forth herein.

                                    AGREEMENT

         NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are-hereby confessed and acknowledged, Purchaser, Seller and Mid America of Kansas agree as follows:

         1. Purchaser consents to the execution by Seller of that certain Second Lease Amendment, relating to the Benjamin Lease, which is attached hereto as Exhibit B-l, and is incorporated herein by this reference. The definition of "Benjamin Lease" as set forth in Recital B of the Agreement is amended by adding as part of the Benjamin Lease the above referenced Second Lease Amendment, which document shall be considered part of Exhibit B-1 of the Agreement for all purposes.

         2. Purchaser consents to the execution by Seller of (a) that certain Second Amendment to Shopping Center Build-To-Suit Lease, relating to the Creekwood Lease, and (b) that certain Estoppel Letter, dated February 19, 1996, to Security Life of Denver Insurance Company, and (c) that certain Subordination, Nondisturbance and Attornment Agreement, dated March 28, 1996. Each of said documents are attached hereto as part of Exhibit E-1, and are incorporated herein by this reference. The definition of "Creekwood Lease" as set forth in Recital E of the Agreement is amended by adding as part of the Creekwood Lease the above referenced documents, which documents shall be considered part of Exhibit E-1 of the Agreement for all purposes.

         3. Purchaser and Seller acknowledge and agree that the Conditions set forth in subsections 3.1(a), (b), (e), (d), (f), (h), (i) and (j) are satisfied or waived.

         2. Section 7.1 is amended by deletion therefrom of "April 5, 1996," and the substitution therefor of "April 4, 1996."

         3. Notwithstanding the provisions of subsections 7.2(b)(i) and 7.2(c) separate Assignment and Assumption of Lease Agreements shall be used for the assignment and assumption of the Benjamin, Overland and Creekwood Leases. The Form of those documents is attached hereto as Exhibit G-1. At Closing Mid America of Kansas shall execute the Assignment and Assumption of Lease relating to the Overland Lease.

         4. In the event of any inconsistencies between the terms and provisions of this Second Amendment and those of the Agreement, the terms and provisions of this Second Amendment shall control in all instances. Except as set forth above, the parties ratify the Agreement and agree that the same is in full force and affect. Capitalized terms not otherwise defined in this Second Amendment shall have the meanings attributed to such terms in the Agreement. All Exhibits attached to this Second Amendment are incorporated by the original reference thereto.

         IN WITNESS WHEREOF, the parties hereto have executed this Second Amendment to be effective as of the date set forth above.

                            PURCHASER:    THE ITALIAN OVEN, INC., a
                                          Pennsylvania Corporation

                                          By:_________________________________
                                          Title:______________________________

                            SELLER: MID AMERICA RESTAURANT GROUP, INC., a Missouri corporation

                                          By:_________________________________
                                                 Timothy J. Schmidt, President

AS TO  PARAGRAPH 3 OF THIS SECOND  AMENDMENT,  MID AMERICA OF KANSAS  AGREES AND
APPROVES:

                  MID AMERICA RESTAURANT GROUP OF KANSAS, INC.,
                                    a Kansas corporation

                    By: ____________________________________
                          Timothy J. Schmidt, President

                             SECOND LEASE AMENDMENT

             THIS SECOND LEASE AMENDMENT ("Second Amendment") is made and effective as of March 29, 1996, and is by and between AREA A PARTNERS, L.P., a Missouri limited partnership ("Owner") and Mid America Restaurant Group, Inc., a Missouri corporation ("Tenant").

                                    RECITALS

         A. Pursuant to Lease, dated December 18, 1991, as amended by First Lease Amendment, dated April 1, 1994 (collectively, the "Lease"), Owner (as successor in interest to Real Properties Holding, Inc.) leased to Tenant and Tenant rented from Owner certain premises in Benjamin Plaza, Kansas City, Missouri.

         B. Owner and Tenant desire to modify the Lease in accordance with the terms and conditions of this Second Amendment.

                                    AGREEMENT

         NOW,  THEREFORE,  in  consideration  of Ten  Dollars and other good and
valuable  consideration,   the  receipt  and  sufficiency  of  which  is  hereby
acknowledged by Tenant Owner and Tenant agree as follows:

         1. Construction Reimbursement. In consideration of payment from Tenant to Owner on the date hereof of the sum of Eleven Thousand Nine Hundred Ninety and NO/100 Dollars ($11,990.00), Owner acknowledges full and complete satisfaction and payment of the Construction Reimbursement. For all purposes of the Lease, Paragraph 2 of the above-referenced First Lease Amendment is hereby deleted in its entirety.

         2. Amendment. The Lease, as herein a amended, shall remain in full force and effect in accordance with its terms.

         3. Successors. This Second Amendment shall be binding upon and inure to the benefit of the parties hereto, their successors and assigns.

         IN WITNESS WHEREOF, the parties hereof have executed this Second Amendment as of the date first above written.

                                    OWNER:   AREA A PARTNERS, L.P., a Missouri
                                             limited partnership

                                             By:    CWB Associates #3, Inc.,
                                                    general partner


                                             By:____________________________
                                                  Irwin Blitt, Vice-President

                                    TENANT:  MID AMERICA RESTAURANT GROUP, INC.,
                                             a Missouri corporation

                                             By:______________________________
                                                 Timothy J. Schmidt, President

                                SECOND AMENDMENT

                                       TO
                       SHOPPING CENTER BUILD-TO-SUIT LEASE

         THIS SECOND AMENDMENT TO SHOPPING CENTER BUILD-TO-SUIT LEASE (this "Second Amendment"), is made and effective this 2nd day of April, 1996, and is by and between J.A. Peterson Enterprises, Inc., a Missouri corporation ("Landlord") and Mid America Restaurant Group, Inc., a Missouri corporation ("Tenant" ).

                                    RECITALS

         This Second Amendment is made on the basis of the following facts:

         A. North Oak Retail Partnership and Tenant entered into that certain Shopping Center Build-To-Suit Lease, dated June 6, 1989, relating to certain premises in Kansas City, Missouri. Landlord is the successor-in-interest to North Oak Retail Partnership. Said Lease was amended, modified and supplemented by the First Amendment to Shopping Center Build-To-Suit Lease, dated July 26, 1989 ( collectively, the "Lease" ).

         B. Owner and Tenant desire to modify the Lease in accordance with the terms and conditions of this Second Amendment.

                                    AGREEMENT

         NOW, THEREFORE, in consideration of the foregoing facts and other good and valuable consideration, the receipt and sufficiency of which are hereby confessed and acknowledged, Landlord and Tenant agree as follows:

         1. Minimum Rent Primary Lease Term. Article Ill of the Lease is hereby modified to provide:

                  (a) Minimum Rent for the period from April 5, 1996 through April 30, 1996, shall be $7,222.22.

                  (b) For the period commencing May 1, 1996 through the expiration of the initial Lease Term on November 30, 2004, Minimum Rent shall be $8,333.33 per month.

                  (c) For all purposes of the Lease, the term "Lease Year" shall mean each 12 consecutive month period starting May 1, 1996, and each anniversary thereof, through the end of the Lease Term.

         2. Minimum Rent Additional Periods: The Addendum to Lease - Option to Extend is hereby modified by the deletion of the third full paragraph thereof, and the insertion of the following in its place:

                           "Minimum Rent for each Lease Year of the additional periods shall be as follows:

                                                    Monthly Payment
                           Option                   of Monthly Rent

                           First                        $ 9,238.75
                           Second                       $ 9,718.25
                           Third                        $10,101.83

         3. Percentage Rent. Article IV of the Lease is modified as follows:

                  (a) The first full sentence of Article IV is deleted, and in its place the following shall be inserted:

                           "For each Lease Year, as defined in Article III, Tenant shall pay to Landlord a sum equivalent to the amount, if any, by which six percent (6%) of `Gross Revenues' (as defined below) received by Tenant in each Lease Year exceeds the Minimum Rent payable by Tenant pursuant to Article III in such Lease Year (the "Percentage Rent").

                  (b) the last sentence of Article IV is deleted, and in its place the following shall be inserted: "The term `Percentage Rent Period' as used in this Lease shall have the same meaning as the term `Lease Year' as defined in Article III hereof."

         4. Use of Leased Premises. Article XIII of the Lease is deleted, and in its place the following shall be inserted:

                                  ARTICLE XIII

                             USE OF LEASED PREMISES

                           The Leased  Premises  shall be used and  occupied  by
                  Tenant (and any subtenants and assignees of Tenant) only for the retail operation of a sit-down, table-service "Italian" restaurant operating as an "Italian Oven Restaurant" (which shall include the right to sell pizza, provided such pizza sales shall not be greater than or equal to 30% of Gross Revenues in any full calendar year) with a maximum seating capacity of 200 and ancillary bar facilities, and for no other purpose, except such use shall not violate any restriction or restrictive use theretofore granted by Landlord to any other tenant, as such restrictions are set forth in Exhibit H, attached hereto and incorporated herein by this referenced and in no event shall the Leased Premises be used for the operation of (i) a full-service pizzeria or (ii) a restaurant where pizza sales are greater than or equal to 30% of the Gross Revenues in any full calendar year.

         5. Contingencies. The terms and provisions of this Second Amendment are expressly contingent upon the execution by Tenant and The Italian Oven, Inc., a Pennsylvania corporation, of an Assignment and Assumption Agreement in form and substance substantially identical to the Assignment and Assumption Agreement attached hereto as Exhibit A, on or before April 5, 1996. In the event said Assignment and Assumption Agreement is not executed on or before April 5, 1996, this Second Amendment shall be null and void and of no further force or effect.

         6. Miscellaneous. In the event of any inconsistencies between the terms and provisions of this Second Amendment and those of the Lease, the terms and provisions of this Second Amendment shall control in all instances. Except as otherwise set forth in this Second Amendment, the Lease is ratified by the parties and acknowledged by the parties to be in full force and effect. Capitalized terms not otherwise defined in this Second Amendment shall have the meanings attributed to such terms in the Lease.

         7. Successors and Assigns. This Second Amendment shall inure to the benefit of and bind the parties hereto and their respective successors and assigns.

             IN WITNESS WHEREOF, this Second Amendment is executed by Landlord and Tenant to be effective as of the date first set forth above.

                              LANDLORD:   J.A. PETERSON ENTERPRISES, INC., a
                                          Missouri corporation

                                          By:_______________________________
                                             Kenneth L. Riedemann, President

                              TENANT: MID AMERICA RESTAURANT GROUP, INC., a Missouri Corporation

                                          By:_______________________________
                                              Timothy J. Schmidt, President

                  ASSIGNMENT AND ASSUMPTION OF LEASE AGREEMENT

         THIS ASSIGNMENT AND ASSUMPTION OF LEASE AGREEMENT (the "Agreement") is made as of the 4th day of April, 1996, between J.A. PETERSON ENTERPRISES, INC., a Missouri corporation ("Owner"), MID AMERICA RESTAURANT GROUP, INC., a Missouri corporation ("Assignor"), and THE ITALIAN OVEN, INC., a Pennsylvania
corporation, with an address at Eleven Lloyd Avenue, Latrobe, Pennsylvania 15650-1761 ("Assignee").

                                    RECITALS

         A. Pursuant to Shopping Center Build-To-Suit Lease, dated June __, 1989, as amended by that certain First Amendment to Shopping Center Lease, dated July 26, 1989, between Assignor, as Tenant, and North Oak Retail Partnership, as Landlord, and that certain Second Amendment to Shopping Center Build-To-Suit Lease, dated April 2, 1996; as supplemented by that certain Tenant Notice, dated December 15, 1995, from J .A. Peterson Enterprises, Inc.; that certain Tenant Estoppel Certificate, dated December 6, 1995; that certain Estoppel Letter, dated February 19, 1996, to Security Life of Denver Insurance Company; and that certain Subordination, Nondisturbance and Attornment Agreement, dated March 28, 1996, (collectively, the "Lease"), Owner leased to Assignor and Assignor rented from Owner certain premises (the "Leased Premises") described therein, in Creekwood Commons Shopping Center, Kansas City, Missouri.

         B. Assignor desires to assign to Assignee all of Assignor's leasehold estate under the Lease. Assignee desires to accept such assignment and to assume all of Assignor's obligations as tenant thereunder. Assignor desires to obtain Owne's consent to such assignment because, by the terms of the Lease, such assignment is of no force and effect without Owner's written consent thereto. Owner desires to consent to such assignment, subject to the terms of this Agreement.

                                      TERMS

         NOW, THEREFORE, in consideration of the Recitals and the mutual covenants contained herein, the parties hereto agree as follows:

         1. Effective Date of Agreement. This Agreement shall be effective as of April 4, 1996 (the "Effective Date").

         2. Assignment and Assumption. Assignor hereby assigns to Assignee all of Assignor's right, title and interest under the Lease and Assignee hereby (i) assumes and agrees to discharge all of Assignor's obligations as tenant under the Lease, and (ii) agrees to be bound by all of the terms, covenants and conditions of the Lease binding upon the tenant thereunder whether or not such obligations have accrued prior to the Effective Date.

         3. Owner's Consent. In consideration of the assumption by Assignee of all of Assignor's obligations as tenant under the Lease and subject to the other terms of this Agreement, owner hereby consents to the within assignment, At being understood that such consent shall not relieve Assignor of any obligations under the lease and shall not be construed to authorize a further assignment of the Lease without the prior consent of Owner.

         4. Assignor's Liability. Notwithstanding the assignment of the Lease by Assignor to Assignee, Assignor shall not be released from liability under the Lease and Assignor shall remain fully liable fur the performance of all terms, covenants and conditions of the Lease to be performed by the tenant thereunder.

         5. Indemnity. Assignor covenants with Owner that Owner shall not be liable for, and Assignor shall defend (with counsel satisfactory to Owner), indemnify and protect Owner from any claim, demand, suit, judgment, award, fine, mechanics' lien or other cost (including attorney fees and court costs) arising directly or indirectly from this Agreement or the assignment of the Lease by Assignor to Assignee.

         6. Acceptance of Leased Premises. Assignee has inspected the Leased Premises and Assignee agrees to accept possession of the Leased Premises on the Effective Date in its then "as-is" condition.

         7. Attorneys' Fees. If any party hereto commences an action against any of the other parties arising out of or in connection with this Agreement, the prevailing party or parties shall be entitled to recover from the losing party or parties reasonable attorneys' fees and costs of suit.

         8. Notices. As of the Effective Date, all notices to the tenant under the Lease shall be sent to Assignee at the address listed above.

         9. Acknowledgment. Assignor and Assignee hereby agree that:

                  a. Owner is not a party to, nor shall Owner under any circumstances become obligated in any way under, any other agreements between Assignor and Assignee related to this Agreement or the assignment of the Lease by Assignor to Assignee.

                  b. No amendment or modification of this Agreement shall be binding upon Owner unless Owner has given is prior written consent thereto which Owner may choose to withhold in its sole, absolute and arbitrary discretion.

                  c. Except as otherwise specifically set forth in this Agreement, neither Owner nor any of its employees or agents have made any promises, agreements, warranties or representations which have induced either Assignor or Assignee to enter into this Agreement.

             10. Estoppel. Assignor hereby represents and warrants to Owner that the Lease is in full force and effect, Owner is not in default or breach of any of Owner's obligations under the Lease, and Assignor has no claims against Owner under the Lease or in connection with Assignor's use and occupancy of the Lease Premises.

         11. Successors and Governing Law. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto, their successors and assigns. This Agreement shall be governed by the laws of the State in which the Leased Premises are located.

             IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date and year first above written.

                             OWNER: J.A. PETERSON ENTERPRISES, INC., a Missouri corporation

                                           By:_________________________________
                                               Kenneth L. Riedemann, President

                             ASSIGNOR:     MID AMERICA RESTAURANT GROUP, INC.,
                                           a Missouri corporation

                                           By:_________________________________
                                               Timothy J. Schmidt, President

                             ASSIGNEE:     THE ITALIAN OVEN, INC., \
                                           a Pennsylvania corporation

                                           By:_________________________________
                                                Ralph J. Guarino, President